                                                                  Exhibit 10.5.5
                                                               Name:  John Cooke


                                  SCHEDULE 1 TO
             CONSENT TO TRANSACTION, ELECTION AND POWER OF ATTORNEY



       BRIERBROOK PARTNERS,
             L.L.C.                         PERCENTAGE                  CASH
           OWNERSHIP                         OWNERSHIP                 AMOUNT
       --------------------                 ----------                -------
            $50,000                            3.3%                   $65,000





                                            /s/   John Cooke
                                            ------------------------------------
                                            Name:   John Cooke

May 21, 2002
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